Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

Dated as of March 23, 2018

Supplementing that Certain

INDENTURE

Dated as of March 23, 2018

Among

KKR GROUP FINANCE CO. IV LLC,

THE GUARANTOR PARTIES HERETO

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

0.509% Senior Notes due 2023
0.764% Senior Notes due 2025
1.595% Senior Notes due 2038

TABLE OF CONTENTS

		Page

ARTICLE I
Issuance of Securities

Section 1.1.	Issuance of Notes; Principal Amount; Maturity; Title.	2
Section 1.2.	Interest.	4
Section 1.3.	Payment.	5
Section 1.4.	Relationship with Base Indenture.	6
Section 1.5.	Amendments to the Indenture.	6

ARTICLE II
Definitions and Other Provisions of General Application

Section 2.1.	Definitions.	7

ARTICLE III
Security Forms

Section 3.1.	Form Generally.	10
Section 3.2.	Form of Note.	11
Section 3.3.	Transfer and Exchange of Global Securities.	57

ARTICLE IV
Remedies

Section 4.1.	Events of Default.	58
Section 4.2.	Waiver of Past Defaults.	58

ARTICLE V
Tax Redemption

Section 5.1.	Tax Redemption.	59

ARTICLE VI
Particular Covenants

Section 6.1.	Liens.	60
Section 6.2.	Financial Reports.	60
Section 6.3.	Additional Amounts.	62

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ARTICLE VII
Supplemental Indentures

Section 7.1.	Supplemental Indentures without Consent of Holders of Notes.	64
Section 7.2.	Supplemental Indentures with Consent of Holders of Notes.	64

ARTICLE VIII
Defeasance

Section 8.1.	Covenant Defeasance.	66

ARTICLE IX
Miscellaneous

Section 9.1.	Execution as Supplemental Indenture.	67
Section 9.2.	Not Responsible for Recitals or Issuance of Notes.	67
Section 9.3.	Separability Clause.	67
Section 9.4.	Successors and Assigns.	67
Section 9.5.	Execution and Counterparts.	68
Section 9.6.	Governing Law.	68
Section 9.7.	FATCA.	68

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This First Supplemental Indenture, dated as of March 23, 2018 (the “First Supplemental Indenture”), among KKR Group Finance Co. IV LLC, a limited liability company duly organized and existing under the laws of the State of Delaware, having its principal office at 9 West 57th Street, Suite 4200, New York, New York 10019 (the “Company”), the Guarantors party hereto (the “Guarantors”) and The Bank of New York Mellon Trust Company, N.A., as Trustee under the Base Indenture (as hereinafter defined) and hereunder (the “Trustee”), supplements that certain Indenture, dated as of March 23, 2018, among the Company, the Guarantors named therein and the Trustee (the “Base Indenture” and subject to Section 1.4 hereof, together with this First Supplemental Indenture, the “Indenture”).

RECITALS OF THE COMPANY

The Company and the Guarantors have heretofore executed and delivered to the Trustee the Base Indenture providing for the issuance from time to time of one or more series of the Company’s senior unsecured debt securities (herein and in the Base Indenture called the “Securities”), the forms and terms of which are to be determined as set forth in Sections 201 and 301 of the Base Indenture, and the Guarantees thereof by the Guarantors;

Section 901 of the Base Indenture provides, among other things, that the Company, the Guarantors and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purposes of (a) establishing the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Base Indenture and (b) adding to or changing any of the provisions to the Base Indenture in certain circumstances; and

The Company desires to create three series of Securities designated as its “0.509% Senior Notes due 2023” (the “2023 Notes”), “0.764% Senior Notes due 2025” (the “2025 Notes”) and “1.595% Senior Notes due 2038” (the “2038 Notes,” and, together with the 2023 Notes and the 2025 Notes, the “Notes”) pursuant to the terms of this First Supplemental Indenture.

The Company has duly authorized the execution and delivery of this First Supplemental Indenture and the Notes to be issued from time to time, as provided for in the Indenture.

Each Guarantor has duly authorized its Guarantee of the Notes and to provide therefor each Guarantor has duly authorized the execution and delivery of this First Supplemental Indenture.

All things necessary have been done to make this First Supplemental Indenture a valid and legally binding agreement of the Company, in accordance with its terms and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee under the Indenture and duly issued by the Company, the valid and legally binding obligations of the Company.

All things necessary have been done to make the Guarantees, upon execution and delivery of this First Supplemental Indenture, the valid and legally binding obligations of each Guarantor and to make this First Supplemental Indenture a valid and legally binding agreement of each Guarantor, in accordance with its terms.

ARTICLE I
Issuance of Securities

Section 1.1.   Issuance of Notes; Principal Amount; Maturity; Title.

(1)       On March 23, 2018, the Company shall issue and deliver to the Trustee, and the Trustee shall authenticate, the Initial 2023 Notes, the Initial 2025 Notes and the Initial 2038 Notes substantially in the form set forth in Section 3.2 below, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this First Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the Officer executing such Notes, as evidenced by the execution of such Notes.

(2)       Pursuant to the terms hereof and Sections 201 and 301 of the Base Indenture, the Company hereby creates a series of Securities designated as the “0.509% Senior Notes due 2023,” “0.764% Senior Notes due 2025” and “1.595% Senior Notes due 2038” of the Company (as amended or supplemented from time to time, that are issued under the Indenture, including the 2023 Notes, 2025 Notes and 2038 Notes, and any additional 2023 Notes, 2025 Notes and 2038 Notes, if any, the “Notes”), which Notes shall be deemed “Securities” for all purposes under the Base Indenture.

(3)       The Initial 2023 Notes to be issued pursuant to the Indenture shall be issued and initially limited in aggregate principal amount to ¥25,000,000,000 and shall mature on the Stated Maturity, unless the 2023 Notes are redeemed prior to that date as described in Section 5.1.  The aggregate principal amount of Initial 2023 Notes Outstanding at any time may not exceed ¥25,000,000,000, except for 2023 Notes issued, authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2023 Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any 2023 Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered.

(4)       The Initial 2025 Notes to be issued pursuant to the Indenture shall be issued and initially limited in aggregate principal amount to ¥5,000,000,000 and shall mature on the Stated Maturity, unless the 2025 Notes are redeemed prior to that date as described in Section 5.1.  The aggregate principal amount of Initial 2025 Notes Outstanding at any time may not exceed ¥5,000,000,000, except for 2025 Notes issued, authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2025 Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any 2025 Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered.

(5)       The Initial 2038 Notes to be issued pursuant to the Indenture shall be issued and initially limited in aggregate principal amount to ¥10,300,000,000 and shall mature on the Stated Maturity, unless the 2038 Notes are redeemed prior to that date as described in Section 5.1.  The aggregate principal amount of Initial 2038 Notes Outstanding at any time may not exceed ¥10,300,000,000, except for 2038 Notes issued, authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other 2038 Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any 2038 Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered.

(6)       The Company may without the consent of the Holders, issue additional 2023 Notes hereunder as part of the same series and on the same terms and conditions (and having the same Guarantors) and with the same CUSIP, ISIN and Common Code numbers as the Initial 2023 Notes initially issued, but may be offered at a different offering price or have a different issue date, initial interest accrual date or initial interest payment date (“Additional 2023 Notes”); provided that if any Additional 2023 Notes are issued at a price that causes such Additional 2023 Notes to have “original issue discount” within the meaning of Section 1273 of the United States Internal Revenue Code of 1986, as amended, and regulations of the United States Department of Treasury thereunder (the “Code”) or if any Additional 2023 Notes are not otherwise fungible with the Initial 2023 Notes for U.S. federal income tax purposes, the Additional 2023 Notes shall not have the same CUSIP, ISIN or Common Code number as the Initial 2023 Notes.

(7)       The Company may without the consent of the Holders, issue additional 2025 Notes hereunder as part of the same series and on the same terms and conditions (and having the same Guarantors) and with the same CUSIP, ISIN and Common Code numbers as the Initial 2025 Notes initially issued, but may be offered at a different offering price or have a different issue date, initial interest accrual date or initial interest payment date (“Additional 2025 Notes”); provided that if any Additional 2025 Notes are issued at a price that causes such Additional 2025 Notes to have “original issue discount” within the meaning of Section 1273 of the Code or if any Additional 2025 Notes are not otherwise fungible with the Initial 2025 Notes for U.S. federal income tax purposes, the Additional 2025 Notes shall not have the same CUSIP, ISIN or Common Code number as the Initial 2025 Notes.

(8)       The Company may without the consent of the Holders, issue additional 2038 Notes hereunder as part of the same series and on the same terms and conditions (and having the same Guarantors) and with the same CUSIP, ISIN and Common Code numbers as the Initial 2038 Notes initially issued, but may be offered at a different offering price or have a different issue date, initial interest accrual date or initial interest payment date (“Additional 2038 Notes” and, collectively with the Additional 2023 Notes and the Additional 2025 Notes, the “Additional Notes”); provided that if any Additional 2038 Notes are issued at a price that causes such Additional 2038 Notes to have “original issue discount” within the meaning of Section 1273 of the Code or if any Additional 2038 Notes are not otherwise fungible with the Initial 2038 Notes for U.S. federal income tax purposes, the Additional 2038 Notes shall not have the same CUSIP, ISIN or Common Code number as the Initial 2038 Notes.

(9)       The Notes shall be issued only in fully registered form without coupons in minimum denominations of ¥100,000,000 and any integral multiple of ¥10,000,000 in excess thereof.

Section 1.2.   Interest.

(1)       Interest on a 2023 Note will accrue at the per annum rate of 0.509%, from and including the date specified on the face of such 2023 Note to, but excluding, the date on which the principal thereof is paid, deemed paid, or made available for payment and, in each case, will be paid on the basis of a 360-day year comprised of twelve 30-day months.

(2)       Interest on a 2025 Note will accrue at the per annum rate of 0.764%, from and including the date specified on the face of such 2025 Note to, but excluding, the date on which the principal thereof is paid, deemed paid, or made available for payment and, in each case, will be paid on the basis of a 360-day year comprised of twelve 30-day months.

(3)       Interest on a 2038 Note will accrue at the per annum rate of 1.595%, from and including the date specified on the face of such 2038 Note to, but excluding, the date on which the principal thereof is paid, deemed paid, or made available for payment and, in each case, will be paid on the basis of a 360-day year comprised of twelve 30-day months.

(4)       The Company shall pay interest on the Notes semi-annually in arrears on March 23 and September 23 of each year (each, an “Interest Payment Date”), commencing September 23, 2018, provided that the final Interest Payment Date of the 2025 Notes shall be March 21, 2015.

(5)       Interest shall be paid on each Interest Payment Date to the registered Holders of the Notes as of the close of business on the Regular Record Date.

(6)       Amounts due on the Stated Maturity or earlier Redemption Date of the Notes will be payable at the office of the Paying Agent, One Canada Square, London E14 5AL, United Kingdom, except as otherwise provided in the Notes.  The Company shall make payments of principal, interest, Additional Amounts or redemption price in respect of the Notes in book-entry form to the Paying Agent in immediately available funds, while disbursement of such payments to owners of beneficial interests in Notes in book-entry form will be made in accordance with the procedures of the Paying Agent and its participants in effect from time to time.  The Company may at any time designate additional Paying Agents or rescind the designation of any Paying Agent or approve a change in the office through which any Paying Agent acts, except that the Company shall be required to maintain a Paying Agent in each Place of Payment for the Notes.  Neither the Company nor the Trustee shall impose any service charge for any transfer or exchange of a Note.  However, the Company may require Holders of the Notes to pay any taxes or other governmental charges in connection with a transfer or exchange of Notes.

(7)       If any Interest Payment Date, Stated Maturity, or earlier Redemption Date falls on a day that is not a Business Day in The City of New York, The City of London or The City of Tokyo, the Company shall make the required payment of principal of, interest on or Additional Amounts with respect to the Notes on the next succeeding Business Day as if it were made on the date payment was due, and no interest will accrue on the amount so payable for the period from and after that Interest Payment Date, Stated Maturity or earlier redemption, as the case may be, to such next succeeding Business Day.

Section 1.3.   Payment.

All payments of principal of, the redemption price (if any) for, Additional Amounts (if any) payable with respect to, and interest on, the Notes, will be payable in yen. If the yen is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control, then all payments in respect of the Notes will be made in U.S. dollars until the yen is again available to the Company or so used. In such circumstances,  the amount payable on any date in yen will be converted into U.S. dollars at the noon buying rate in The City of New York for cable transfers of yen as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default under the Notes, the Indenture or this First Supplemental Indenture. In no event shall the Trustee or the Paying Agent be responsible for obtaining exchange rates, effective conversions or otherwise handling redenominations.

Section 1.4.   Relationship with Base Indenture.

The terms and provisions contained in the Base Indenture will constitute, and are hereby expressly made, a part of this First Supplemental Indenture.  However, to the extent any provision of the Base Indenture conflicts with the express provisions of this First Supplemental Indenture, the provisions of this First Supplemental Indenture will govern and be controlling.

For purposes of the Notes and this First Supplemental Indenture, the references in Sections 1001, 1003 and 1105 of the Base Indenture to “10:00 a.m. (New York City time) on” shall be replaced with “10:00 a.m. (London time) one business day prior to.”

Section 1.5.   Amendments to the Indenture.

(1)       References to the “Trustee” in the Base Indenture in connection with The Bank of New York Mellon acting as paying agent are hereby replaced with “The Bank of New York Mellon, London Branch, as paying agent”.

(2)       The definition of “Depositary” under Section 101 of the Base Indenture shall be amended and restated as follows:

“Depositary” means, with respect to Securities of any series issuable or issued as a Global Security, Euroclear Bank S.A/N.V. (“Euroclear”) and Clearstream Banking, société anonyme (“Clearstream”) or any of their respective successors.

(3)       the definition of “Business Day” under Section 101 of the Base Indenture shall be amended and restated as follows:

“Business Day” means any day, other than a Saturday or Sunday, in The City of New York, The City of London or The City of Tokyo that is not a day on which banking institutions or trust companies are authorized or obligated by law, regulation or executive order to close in the place where the principal of and Additional Amounts, if any, and interest on, or any repurchase price of, the Notes are payable.

ARTICLE II
Definitions and Other Provisions of General Application

Section 2.1.   Definitions.

For all purposes of this First Supplemental Indenture (except as herein otherwise expressly provided or unless the context of this First Supplemental Indenture otherwise requires):

(1)       any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this First Supplemental Indenture;

(2)       the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this First Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

(3)       “including” means including without limitation;

(4)       “yen” and “¥” refer to Japanese yen;

(5)       “dollars” and “$” refer to U.S. dollars; and

(6)       unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Indenture.

The terms defined in this Section 2.1 (except as herein otherwise expressly provided or unless the context of this First Supplemental Indenture otherwise requires) for all purposes of this First Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this Section 2.1.  All other terms used in this First Supplemental Indenture that are defined in the Base Indenture, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this First Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Base Indenture, as in force at the date of this First Supplemental Indenture as originally executed; provided that any term that is defined in both the Base Indenture and this First Supplemental Indenture shall have the meaning assigned to such term in this First Supplemental Indenture.

“Additional Amounts” has the meaning specified in Section 6.3(1).

“Additional Notes” has the meaning specified in Section 1.1(8)

“Applicable Procedures” means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary or DTC, in each case to the extent applicable to such transaction and as in effect from time to time.

 “Code” has the meaning specified in Section 1.1(3).

 “Commission” means the Securities and Exchange Commission or any successor entity.

“Common Depositary” means The Bank of New York Mellon, London Branch, as common depositary for the Depositary (or any successor thereto).

“Covenant Defeasance” has the meaning specified in Section 8.1.

“Credit Party Jurisdiction” means a jurisdiction where a Credit Party is incorporated or considered to be a resident for tax purposes, if other than the United States.

“Event of Default” has the meaning specified in Section 4.1.

“Existing Indebtedness” means indebtedness incurred under (x) the Amended and Restated Credit Agreement dated as of October 22, 2014 among Kohlberg Kravis Roberts & Co. L.P., the other borrowers and lenders party thereto, and HSBC Bank PLC, as administrative agent, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of August 18, 2015; and (y) the Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 30, 2016 among KKR Capital Markets Holdings L.P., KKR Corporate Lending LLC and KKR Corporate Lending (UK) LLC, as Borrowers, the lenders party thereto, and Mizuho Bank, Ltd., as administrative agent, as amended by the First Amendment thereto date as of June 29, 2017; and (z) the 364-Day Revolving Credit Agreement dated as of June 29, 2017 among KKR Capital Markets Holdings L.P., KKR Corporate Lending LLC, KKR Corporate Lending (CA) LLC, KKR Corporate Lending (TN) LLC and KKR Corporate Lending (UK) LLC, as Borrowers, the lenders party thereto, and Mizuho Bank, Ltd., as administrative agent, and in the case of each of clauses (x), (y) and (z) above, any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any indentures, notes, debentures or credit facilities or commercial paper facilities that replace, refund or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that alters the maturity or interest rate thereof, provided that the aggregate principal amount of Existing Indebtedness outstanding at any one time shall not exceed $2.750 billion.

“FATCA Withholding Tax” shall mean any Tax withheld or deducted pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code (or any amended or successor provisions that are substantively comparable), any regulations or agreements thereunder or official interpretations thereof, or any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law, regulation or other official guidance implementing such an intergovernmental agreement).

“Interest Payment Date” has the meaning specified in Section 1.2(3).

“Initial 2023 Notes” means 2023 Notes in an aggregate principal amount of up to ¥25,000,000,000 initially issued under this First Supplemental Indenture in accordance with Section 1.1(3).

“Initial 2025 Notes” means 2023 Notes in an aggregate principal amount of up to ¥5,000,000,000 initially issued under this First Supplemental Indenture in accordance with Section 1.1(4).

“Initial 2038 Notes” means 2038 Notes in an aggregate principal amount of up to ¥10,300,000,000 initially issued under this First Supplemental Indenture in accordance with Section 1.1(3).

“Notes” has the meaning specified in Section 1.1(2).

“Paying Agent” means The Bank of New York Mellon, London Branch, as paying agent (or any successor thereto).

“Permitted Liens” means (a) liens on voting stock or profit participating equity interests of any Subsidiary existing at the time such entity becomes a direct or indirect Subsidiary of the Partnership or is merged into a direct or indirect Subsidiary of KKR & Co. L.P. (the “Partnership”) (provided such liens are not created or incurred in connection with such transaction and do not extend to any other Subsidiary), (b) statutory liens, liens for taxes or assessments or governmental liens not yet due or delinquent or which can be paid without penalty or are being contested in good faith, (c) other liens of a similar nature as those described in subclauses (a) and (b) above, and (d) liens granted under Existing Indebtedness.

“Registrar” means the Security Registrar for the Notes, which shall initially be The Bank of New York Mellon Trust Company, N.A., or any successor entity thereof, subject to replacement as set forth in the Base Indenture.

“Regular Record Date” for interest payable in respect of any Note on any Interest Payment Date means the 8th calendar day of the month immediately preceding the relevant Interest Payment Date (whether or not a Business Day).

“Relevant Jurisdiction” means the United States, any Credit Party Jurisdiction, and any Successor Person Jurisdiction.

“Stated Maturity” means, in the case of the 2023 Notes, March 23, 2023, in the case of the 2025 Notes, March 21, 2025 and in the case of the 2038 Notes March 23, 2038.

“Successor Person Jurisdiction” means a jurisdiction where a Successor Person is incorporated or considered to be a resident for tax purposes, if other than the United States.

“Taxes” has the meaning specified in Section 6.3(1).

ARTICLE III
Security Forms

Section 3.1.   Form Generally.

(1)       The Notes shall be in substantially the form set forth in Section 3.2 of this Article III, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Base Indenture and this First Supplemental Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable tax laws or the rules of any securities exchange or Depositary therefor or as may, consistent herewith, be determined by the Officer executing such Notes, as evidenced by the execution thereof.  All Notes shall be in fully registered form.

(2)       The Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officer of the Company executing such Notes, as evidenced by the execution of such Notes.

(3)       Upon their original issuance, the Notes shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons.  Each such Global Security shall be duly executed by the Company, authenticated and delivered by the Trustee and shall be registered in the name of the nominee for the Common Depositary and deposited with the Common Depositary. Beneficial interests in the Global Securities will be shown on, and transfers will only be made through, the records maintained by the Depositary and its participants.

Section 3.2.  Form of Note.

[FORM OF FACE OF NOTE]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY SOLD PURSUANT TO RULE 144A UNDER THE SECURITIES ACT:

THIS SECURITY (INCLUDING THE RELATED GUARANTEES) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH KKR GROUP FINANCE CO. IV LLC OR ANY AFFILIATE OF KKR GROUP FINANCE CO. IV LLC WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO KKR GROUP FINANCE CO. IV LLC, KKR & CO. L.P., KKR MANAGEMENT HOLDINGS L.P., KKR FUND HOLDINGS L.P. OR KKR INTERNATIONAL HOLDINGS L.P. ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 (OR YEN EQUIVALENT), FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO KKR GROUP FINANCE CO. IV LLC’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY SOLD PURSUANT TO REGULATION S UNDER THE SECURITIES ACT:

THIS SECURITY (INCLUDING THE RELATED GUARANTEES) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ISSUE DATE HEREOF OR ANY OTHER ISSUE DATE IN RESPECT OF A FURTHER ISSUANCE OF SECURITIES OF THE SAME SERIES AND THE LAST DATE ON WHICH KKR GROUP FINANCE CO. IV LLC OR ANY AFFILIATE OF KKR GROUP FINANCE CO. IV LLC WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO KKR GROUP FINANCE CO. IV LLC, KKR & CO. L.P., KKR MANAGEMENT HOLDINGS L.P., KKR FUND HOLDINGS L.P. OR KKR INTERNATIONAL HOLDINGS L.P. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000 (OR YEN EQUIVALENT), FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO KKR GROUP FINANCE CO. IV LLC’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.  BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

[THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”), AND CLEARSTREAM BANKING, SOCIÉTÉ ANONYME, (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.]

[FORM OF 0.509% SENIOR NOTE DUE 2023]

KKR GROUP FINANCE CO. IV LLC

0.509% SENIOR NOTE DUE 2023

No. ________	Principal Amount ¥_____
CUSIP NO.________
ISIN NO.________
COMMON CODE NO.________

KKR Group Finance Co. IV LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to The Bank of New York Depositary (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”) or registered assigns, the principal sum of _________ Japanese Yen (¥_________), or such other principal amount as shall be set forth in the Schedule of Increases and Decreases in Note attached hereto, on March 23, 2023 (the “Maturity Date”)  and to pay interest thereon, from March 23, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, which shall be March 23 and September 23 of each year, commencing September 23, 2018, at the per annum rate of 0.509% (the “Note Interest Rate”), until the principal hereof is paid or made available for payment.

For the purposes of this Note, the term “Business Day” means any day which is not a day on which banking institutions in The City of New York, The City of London or The City of Tokyo are authorized or required by law, regulation or executive order to close.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the 8th calendar day of the month immediately preceding the relevant Interest Payment Date (whether or not a Business Day).  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, all as more fully provided in the Indenture.  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The principal of, and interest and Additional Amounts on, the Notes will be payable in Japanese Yen. The Issuer will cause the paying agent to pay such amounts, on the dates payment is to be made, directly to The Bank of New York Depository (Nominees) Limited.

The Issuer will pay the Holder hereof Additional Amounts with respect to withholding taxes as are provided for, and subject to the conditions stated, on the reverse of this Note.

This Note is being deposited with The Bank of New York Mellon, London Branch acting as a common depositary of Euroclear and Clearstream, and registered in the name of The Bank of New York Depository (Nominees) Limited, a nominee of the common depositary. As Holder of record of this Note, The Bank of New York Depository (Nominees) Limited shall be entitled to receive payments of principal and interest. Payments of principal and interest, including any Additional Amounts, on this Note shall be made in the manner specified on the reverse of this Note and, to the extent not inconsistent with the provisions set forth herein, in the Indenture referred to herein.

The Notes constitute the direct, unconditional, unsecured and unsubordinated general obligations of the Company and shall at all times rank pari passu without any preference among themselves and with all other unsecured obligations of the Company, other than subordinated obligations of the Company and except for statutorily preferred obligations. The Securities are not redeemable prior to the Maturity Date, except as set forth on the reverse of this Note and will not be subject to any sinking fund.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

KKR Group Finance Co. IV LLC

By:	KKR Management Holdings Corp.,
its managing member

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: ____________

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

1.  Indenture.  This Note is one of a duly authorized issue of securities of the Company designated as its “0.509% Senior Notes due 2023” (herein called the “Notes”), issued under a First Supplemental Indenture, dated as of March 23, 2018 (the “First Supplemental Indenture”), to an indenture, dated as of March 23, 2018 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Base Indenture” and herein with the First Supplemental Indenture, collectively, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee, The Bank of New York Mellon, London Branch (the “Paying Agent,” which term includes any successor paying agent under the Indenture) and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.  The aggregate principal amount of 2023 Initial Notes Outstanding at any time may not exceed ¥25,000,000,000 in aggregate principal amount, except for, or in lieu of, other Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered.  The First Supplemental Indenture pursuant to which this Note is issued provides that Additional Notes may be issued thereunder.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.  In the event of a conflict or inconsistency between this Note and the Indenture, the provisions of the Indenture shall govern.

2.  Registrar and Paying Agent.  The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed The Bank of New York Mellon acting through its London Branch, as its Paying Agent and The Bank of New York Mellon as the Trustee and its Security Registrar. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

3.  Additional Amounts.  All payments made by, or on behalf of, the Company under or with respect to the  Notes, including, but not limited to, payments of principal and interest, will be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Relevant Jurisdiction or political subdivision or taxing authority of or in such Relevant Jurisdiction (collectively, “Taxes”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event such withholding or deduction of Taxes is required by law, the Company will pay to the Holder or beneficial owner of any Note such additional amounts (“Additional Amounts”) as may be necessary in order that every net payment by the Company or any paying agent of principal of or interest on the Notes, after deduction or withholding for or on account of such Taxes, will not be less than the amount provided for in such Note to be then due and payable before deduction or withholding for or on account of such Taxes; provided that the Company’s obligation to pay Additional Amounts shall not apply to:

(i)        any Taxes which would not have been so imposed, withheld or deducted but for:

(A)      the existence of any present or former connection between such Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and any Relevant Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of such Relevant Jurisdiction or being or having been engaged in a trade or business in such Relevant Jurisdiction or being or having been present in such Relevant Jurisdiction or having or having had a permanent establishment in such Relevant Jurisdiction;

(B)       the failure of such Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement concerning the nationality, residence or identity of such Holder or beneficial owner, if compliance is required by statute or by regulation in any Relevant Jurisdiction as a precondition to relief or exemption from the Tax, and proper notice of such requirements has been sent to the Holder or beneficial owner with respect to a jurisdiction other than the United States; or

(C)       such Holder’s or beneficial owner’s present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(ii)       any Taxes imposed, withheld or deducted on interest received by (1) a ‘‘10-percent shareholder’’ of KKR Management Holdings Corp. within the meaning of Section 871(h) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (2) a controlled foreign corporation that is related to us within the meaning of Section 864(d)(4) of the Code, or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such Taxes would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (ii);

(iii)      any Taxes which would not have been so imposed, withheld or deducted but for the presentation by the Holder or beneficial owner of such note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the note is duly provided for and notice is given to Holders, whichever occurs later, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts on presenting such note on any date during such 30-day period;

(iv)      any estate, inheritance, gift, sales, transfer, capital gains, personal property, excise, wealth, interest equalization or similar Taxes;

(v)       any Taxes which are payable otherwise than by withholding from any payment of principal of or interest on such note;

(vi)      any Taxes which are payable by a Holder that is not the beneficial owner of the note, or a portion of the note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(vii)     any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions that are substantively comparable) and any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

(viii)    any combination of taxes referred to in the preceding clauses (i), (ii), (iii), (iv), (v), (vi) and (vii).

For the purposes of this Note, the acquisition, ownership, enforcement or holding of or the receipt of any payment with respect to the Note will not constitute a connection (1) between the holder or beneficial owner and any Relevant Jurisdiction or (2) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such holder or beneficial owner if such holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and any Relevant Jurisdiction.

Any reference in this Note to principal or interest shall be deemed to refer also to Additional Amounts which may be payable under the provisions of the Indenture.

4. Tax Redemption.  If the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of any Relevant Jurisdiction (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 15, 2018, with respect to this Note for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, this Note at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption.

Prior to the mailing of any notice of redemption pursuant to this section, the Company shall deliver to the Trustee:

(1) a certificate signed by one of its duly authorized officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right so to redeem have occurred, and

(2) a written opinion of independent legal counsel of recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment.

Such notice, once delivered by the Company to the Trustee, shall be irrevocable.

4.  Global Security.  If this Note is a Global Security, then, in the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, redemption, repurchase or conversion of this Note in part only, the Common Depositary, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.

5.  Defaults and Remedies.  If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.  Upon payment of the amount of principal so declared due and payable, all obligations of the Company in respect of the payment of the principal of and interest on the Notes shall terminate.

No Holder of Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or similar official) or for any other remedy hereunder (except actions for payment of overdue principal of, and premium, if any, or interest on such Notes in accordance with its terms), unless (i)  such Holder has previously given written notice to the Trustee of a continuing Event of Default, specifying an Event of Default, as required under the Indenture; (ii) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under the Indenture; (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner provided in the Indenture and for the equal and ratable benefit of all of such Holders.

The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, and premium, if any, or interest hereon, on or after the respective due dates expressed or provided for herein.

6.  Amendment, Supplement and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Notes.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.  Certain modifications or amendments to the Indenture require the consent of the Holder of each Outstanding Note affected.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (without the consent of the Holder hereof) the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

7.  Registration and Transfer.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register.  Upon surrender for registration of transfer of this Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of like tenor and principal amount.  As provided in the Indenture and subject to certain limitations therein set forth, at the option of the Holder, this Note may be exchanged for one or more new Notes of any authorized denominations and of like tenor and principal amount, upon surrender of this Note at such office or agency.  Upon such surrender by the Holder, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of like tenor and principal amount.  Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed (if so required by the Company or the Trustee), or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder’s attorney duly authorized in writing.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name such Note is registered as the owner thereof for all purposes (except as otherwise provided in the Indenture), whether or not such Note be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, a Guarantor or the Trustee shall be affected by notice to the contrary.

8.  Guarantee.  As expressly set forth in the Base Indenture, payment of this Note is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture.  Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified in the Base Indenture.

9.  Governing Law.  THE INDENTURE, THIS SECURITY AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (= tenant in common)
TEN ENT (= tenants by the entireties (Cust))
JT TEN (= joint tenants with right of survivorship and not as tenants in common)
UNIF GIFT MIN ACT (= under Uniform Gifts to Minors Act )

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________, as agent, to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

In connection with the assignment of the Notes evidenced by this certificate occurring prior to the date that is one year or six months, as the case may be (as specified in Rule 144(d) under the Securities Act), after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any affiliate of the Company, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

1	☐	acquired for the undersigned’s own account, without transfer; or

2	☐	transferred to the Company; or

3	☐	transferred pursuant to and in compliance with Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”); or

4	☐	transferred pursuant to an effective registration statement under the Securities Act; or

5	☐	transferred pursuance to and in compliance with Regulation S promulgated under the Securities Act; or

6	☐
transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act) that, prior to such transfer, furnished the Trustee with a signed letter containing certain representations and agreements relating to the transfer; or

7	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144A promulgated under the Securities Act.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 of the Securities Exchange Act.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A promulgated under the Securities Act and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Signature:

[SCHEDULE OF INCREASES AND DECREASES IN NOTE

KKR GROUP FINANCE CO. IV LLC

0.509% Senior Note due 2023

The initial principal amount of this Note is ¥_________. The following increases or decreases in this Note have been made:

Date	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease or increase	Signature of authorized officer of Trustee] [1]

1Insert for Global Securities only

[FORM OF 0.764% SENIOR NOTE DUE 2025]

KKR GROUP FINANCE CO. IV LLC

0.764% SENIOR NOTE DUE 2025

No. ________	Principal Amount ¥_____
CUSIP NO.________
ISIN NO.________
COMMON CODE NO.________

KKR Group Finance Co. IV LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to The Bank Of New York Depositary (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”) or registered assigns, the principal sum of _________ Japanese Yen (¥_________), or such other principal amount as shall be set forth in the Schedule of Increases and Decreases in Note attached hereto, on March 21, 2025 (the “Maturity Date”) and to pay interest thereon, from March 23, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, which shall be March 23 and September 23 of each year, commencing September 23, 2018, at the per annum rate of 0.764% (the “Note Interest Rate”), until the principal hereof is paid or made available for payment; provided that the final interest payment on the Notes shall be March 21, 2025.

For the purposes of this Note, the term “Business Day” means any day which is not a day on which banking institutions in The City of New York, The City of London or The City of Tokyo are authorized or required by law, regulation or executive order to close.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the 8th calendar day of the month immediately preceding the relevant Interest Payment Date (whether or not a Business Day).  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, all as more fully provided in the Indenture.  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The principal of, and interest and Additional Amounts on, the Notes will be payable in Japanese Yen. The Issuer will cause the paying agent to pay such amounts, on the dates payment is to be made, directly to The Bank of New York Depository (Nominees) Limited.

The Issuer will pay the Holder hereof Additional Amounts with respect to withholding taxes as are provided for, and subject to the conditions stated, on the reverse of this Note.

This Note is being deposited with The Bank of New York Mellon, London Branch acting as a common depositary of Euroclear and Clearstream, and registered in the name of The Bank of New York Depository (Nominees) Limited, a nominee of the common depositary. As Holder of record of this Note, The Bank of New York Depository (Nominees) Limited shall be entitled to receive payments of principal and interest. Payments of principal and interest, including any Additional Amounts, on this Note shall be made in the manner specified on the reverse of this Note and, to the extent not inconsistent with the provisions set forth herein, in the Indenture referred to herein.

The Notes constitute the direct, unconditional, unsecured and unsubordinated general obligations of the Company and shall at all times rank pari passu without any preference among themselves and with all other unsecured obligations of the Company, other than subordinated obligations of the Company and except for statutorily preferred obligations. The Notes are not redeemable prior to the Maturity Date, except as set forth on the reverse of this Note and will not be subject to any sinking fund.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

KKR GROUP FINANCE CO. IV LLC

By:	KKR Management Holdings Corp., its managing member

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

1.  Indenture.  This Note is one of a duly authorized issue of securities of the Company designated as its “0.764% Senior Notes due 2025” (herein called the “Notes”), issued under a First Supplemental Indenture, dated as of March 23, 2018 (the “First Supplemental Indenture”), to an indenture, dated as of March 23, 2018 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Base Indenture” and herein with the First Supplemental Indenture, collectively, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee, The Bank of New York Mellon, London Branch (the “Paying Agent,” which term includes any successor paying agent under the Indenture) and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.  The aggregate principal amount of Initial 2025 Notes Outstanding at any time may not exceed ¥5,000,000,000 in aggregate principal amount, except for, or in lieu of, other Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered.  The First Supplemental Indenture pursuant to which this Note is issued provides that Additional Notes may be issued thereunder.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.  In the event of a conflict or inconsistency between this Note and the Indenture, the provisions of the Indenture shall govern.

2.  Registrar and Paying Agent.  The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed The Bank of New York Mellon acting through its London Branch, as its Paying Agent and The Bank of New York Mellon as the Trustee and its Security Registrar. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

3.  Additional Amounts.  All payments made by, or on behalf of, the Company under or with respect to the Notes, including, but not limited to, payments of principal and interest, will be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Relevant Jurisdiction or political subdivision or taxing authority of or in such Relevant Jurisdiction (collectively, “Taxes”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event such withholding or deduction of Taxes is required by law, the Company will pay to the holder or beneficial owner of any note such additional amounts (“Additional Amounts”) as may be necessary in order that every net payment by the Company or any paying agent of principal of or interest on the notes, after deduction or withholding for or on account of such Taxes, will not be less than the amount provided for in such note to be then due and payable before deduction or withholding for or on account of such Taxes; provided that the Company’s obligation to pay Additional Amounts shall not apply to:

(i)        any Taxes which would not have been so imposed, withheld or deducted but for:

(A)       the existence of any present or former connection between such holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such holder or beneficial owner, if such holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and any Relevant Jurisdiction, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of such Relevant Jurisdiction or being or having been engaged in a trade or business in such Relevant Jurisdiction or being or having been present in such Relevant Jurisdiction or having or having had a permanent establishment in such Relevant Jurisdiction;

(B)       the failure of such holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement concerning the nationality, residence or identity of such holder or beneficial owner, if compliance is required by statute or by regulation in any Relevant Jurisdiction as a precondition to relief or exemption from the Tax, and proper notice of such requirements has been sent to the holder or beneficial owner with respect to a jurisdiction other than the United States; or

(C)       such holder’s or beneficial owner’s present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(ii)       any Taxes imposed, withheld or deducted on interest received by (1) a ‘‘10-percent shareholder’’ of KKR Management Holdings Corp. within the meaning of Section 871(h) of the U.S. Internal Revenue Code of 1986, as amended (the ‘‘Code’’), (2) a controlled foreign corporation that is related to us within the meaning of Section 864(d)(4) of the Code, or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such Taxes would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (ii);

(iii)      any Taxes which would not have been so imposed, withheld or deducted but for the presentation by the holder or beneficial owner of such note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the note is duly provided for and notice is given to holders, whichever occurs later, except to the extent that the holder or beneficial owner would have been entitled to such Additional Amounts on presenting such note on any date during such 30-day period;

(iv)      any estate, inheritance, gift, sales, transfer, capital gains, personal property, excise, wealth, interest equalization or similar Taxes;

(v)       any Taxes which are payable otherwise than by withholding from any payment of principal of or interest on such note;

(vi)      any Taxes which are payable by a holder that is not the beneficial owner of the note, or a portion of the note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(vii)     any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions that are substantively comparable) and any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

(viii)    any combination of taxes referred to in the preceding clauses (i), (ii), (iii), (iv), (v), (vi) and (vii).

For the purposes of this Note, the acquisition, ownership, enforcement or holding of or the receipt of any payment with respect to the Note will not constitute a connection (1) between the holder or beneficial owner and any Relevant Jurisdiction or (2) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such holder or beneficial owner if such holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and any Relevant Jurisdiction.

Any reference in this Note to principal or interest shall be deemed to refer also to Additional Amounts which may be payable under the provisions of the Indenture.

4.  Tax Redemption.  If the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of any Relevant Jurisdiction (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 15, 2018, with respect to this Note for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, this Note at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption.

Prior to the mailing of any notice of redemption pursuant to this section, the Company shall deliver to the Trustee:

(1) a certificate signed by one of its duly authorized officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right so to redeem have occurred, and

(2) a written opinion of independent legal counsel of recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment.

Such notice, once delivered by the Company to the Trustee, shall be irrevocable.

4.  Global Security.  If this Note is a Global Security, then, in the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, redemption, repurchase or conversion of this Note in part only, the Common Depositary, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.

5.  Defaults and Remedies.  If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.  Upon payment of the amount of principal so declared due and payable, all obligations of the Company in respect of the payment of the principal of and interest on the Notes shall terminate.

No Holder of Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or similar official) or for any other remedy hereunder (except actions for payment of overdue principal of, and premium, if any, or interest on such Notes in accordance with its terms), unless (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default, specifying an Event of Default, as required under the Indenture; (ii) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under the Indenture; (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner provided in the Indenture and for the equal and ratable benefit of all of such Holders.

The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, and premium, if any, or interest hereon, on or after the respective due dates expressed or provided for herein.

6.  Amendment, Supplement and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Notes.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.  Certain modifications or amendments to the Indenture require the consent of the Holder of each Outstanding Note affected.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (without the consent of the Holder hereof) the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

7.  Registration and Transfer.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register.  Upon surrender for registration of transfer of this Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of like tenor and principal amount.  As provided in the Indenture and subject to certain limitations therein set forth, at the option of the Holder, this Note may be exchanged for one or more new Notes of any authorized denominations and of like tenor and principal amount, upon surrender of this Note at such office or agency.  Upon such surrender by the Holder, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of like tenor and principal amount.  Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed (if so required by the Company or the Trustee), or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder’s attorney duly authorized in writing.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name such Note is registered as the owner thereof for all purposes (except as otherwise provided in the Indenture), whether or not such Note be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, a Guarantor or the Trustee shall be affected by notice to the contrary.

8.  Guarantee.  As expressly set forth in the Base Indenture, payment of this Note is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture.  Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified in the Base Indenture.

9.  Governing Law.  THE INDENTURE, THIS SECURITY AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (= tenant in common)
TEN ENT (= tenants by the entireties (Cust))
JT TEN (= joint tenants with right of survivorship and not as tenants in common)
UNIF GIFT MIN ACT (= under Uniform Gifts to Minors Act )

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________, as agent, to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

In connection with the assignment of the Notes evidenced by this certificate occurring prior to the date that is one year or six months, as the case may be (as specified in Rule 144(d) under the Securities Act), after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any affiliate of the Company, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

1	☐	acquired for the undersigned’s own account, without transfer; or

2	☐	transferred to the Company; or

3	☐	transferred pursuant to and in compliance with Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”); or

4	☐	transferred pursuant to an effective registration statement under the Securities Act; or

5	☐	transferred pursuance to and in compliance with Regulation S promulgated under the Securities Act; or

6	☐
transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act) that, prior to such transfer, furnished the Trustee with a signed letter containing certain representations and agreements relating to the transfer; or

7	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144A promulgated under the Securities Act.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 of the Securities Exchange Act.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A promulgated under the Securities Act and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Signature:

[SCHEDULE OF INCREASES AND DECREASES IN NOTE

KKR GROUP FINANCE CO. IV LLC

0.764% Senior Note due 2025

The initial principal amount of this Note is ¥_________. The following increases or decreases in this Note have been made:

Date	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease or increase	Signature of authorized officer of Trustee] [1]

1Insert for Global Securities only

[FORM OF 1.595% SENIOR NOTE DUE 2038]

KKR GROUP FINANCE CO. IV LLC

1.595% SENIOR NOTE DUE 2038

No. ________	Principal Amount ¥_____
CUSIP NO.________
ISIN NO.________
COMMON CODE NO.________

KKR Group Finance Co. IV LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to The Bank of New York Depositary (Nominees) Limited, as nominee of The Bank of New York Mellon, London Branch, a common depositary for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream”) or registered assigns, the principal sum of _________ Japanese Yen (¥_________), or such other principal amount as shall be set forth in the Schedule of Increases and Decreases in Note attached hereto, on March 23, 2038 (the “Maturity Date”) and to pay interest thereon, from March 23, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for to but excluding the next Interest Payment Date, which shall be March 23 and September 23 of each year, commencing September 23, 2018, at the per annum rate of 1.595% (the “Note Interest Rate”), until the principal hereof is paid or made available for payment.

For the purposes of this Note, the term “Business Day” means any day which is not a day on which banking institutions in The City of New York, The City of London or The City of Tokyo are authorized or required by law, regulation or executive order to close.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the 8th calendar day of the month immediately preceding the relevant Interest Payment Date (whether or not a Business Day).  Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, all as more fully provided in the Indenture.  Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

The principal of, and interest and Additional Amounts on, the Notes will be payable in Japanese Yen. The Issuer will cause the paying agent to pay such amounts, on the dates payment is to be made, directly to The Bank of New York Depository (Nominees) Limited.

The Issuer will pay the Holder hereof Additional Amounts with respect to withholding taxes as are provided for, and subject to the conditions stated, on the reverse of this Note.

This Note is being deposited with The Bank of New York Mellon, London Branch acting as a common depositary of Euroclear and Clearstream, and registered in the name of The Bank of New York Depository (Nominees) Limited, a nominee of the common depositary. As Holder of record of this Note, The Bank of New York Depository (Nominees) Limited shall be entitled to receive payments of principal and interest. Payments of principal and interest, including any Additional Amounts, on this Note shall be made in the manner specified on the reverse of this Note and, to the extent not inconsistent with the provisions set forth herein, in the Indenture referred to herein.

The Notes constitute the direct, unconditional, unsecured and unsubordinated general obligations of the Company and shall at all times rank pari passu without any preference among themselves and with all other unsecured obligations of the Company, other than subordinated obligations of the Company and except for statutorily preferred obligations. The Notes are not redeemable prior to the Maturity Date, except as set forth on the reverse of this Note and will not be subject to any sinking fund.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

KKR GROUP FINANCE CO. IV LLC

By:	KKR Management Holdings Corp.,
its managing member

By:
Name:
Title:

Attest:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF NOTE]

1.  Indenture.  This Note is one of a duly authorized issue of securities of the Company designated as its “1.595% Senior Notes due 2038” (herein called the “Notes”), issued under a First Supplemental Indenture, dated as of March 23, 2018 (the “First Supplemental Indenture”), to an indenture, dated as of March 23, 2018  (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Base Indenture” and herein with the First Supplemental Indenture, collectively, the “Indenture”), among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee, The Bank of New York Mellon, London Branch (the “Paying Agent,” which term includes any successor paying agent under the Indenture) and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.  The aggregate principal amount of Initial 2038 Notes Outstanding at any time may not exceed ¥10,300,000,000 in aggregate principal amount, except for, or in lieu of, other Notes of the series pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture and except for any Notes which, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered.  The First Supplemental Indenture pursuant to which this Note is issued provides that Additional Notes may be issued thereunder.

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.  In the event of a conflict or inconsistency between this Note and the Indenture, the provisions of the Indenture shall govern.

2.  Registrar and Paying Agent.  The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed The Bank of New York Mellon acting through its London Branch, as its Paying Agent and The Bank of New York Mellon as the Trustee and its Security Registrar. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

3.  Additional Amounts.  All payments made by, or on behalf of, the Company under or with respect to the Notes, including, but not limited to, payments of principal and interest, shall be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Relevant Jurisdiction or political subdivision or taxing authority of or in such Relevant Jurisdiction (collectively, “Taxes”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event such withholding or deduction of Taxes is required by law, the Company will pay to the Holder or beneficial owner of any Note such additional amounts (“Additional Amounts”) as may be necessary in order that every net payment by the Company or any paying agent of principal of or interest on the Notes, after deduction or withholding for or on account of such Taxes, will not be less than the amount provided for in such Note to be then due and payable before deduction or withholding for or on account of such Taxes; provided that the Company’s obligation to pay Additional Amounts shall not apply to:

(i)        any Taxes which would not have been so imposed, withheld or deducted but for:

(A)      the existence of any present or former connection between such Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and any Relevant Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of such Relevant Jurisdiction or being or having been engaged in a trade or business in such Relevant Jurisdiction or being or having been present in such Relevant Jurisdiction or having or having had a permanent establishment in such Relevant Jurisdiction;

(B)       the failure of such Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement concerning the nationality, residence or identity of such Holder or beneficial owner, if compliance is required by statute or by regulation in any Relevant Jurisdiction as a precondition to relief or exemption from the Tax, and proper notice of such requirements has been sent to the Holder or beneficial owner with respect to a jurisdiction other than the United States; or

(C)       such Holder’s or beneficial owner’s present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(ii)       any Taxes imposed, withheld or deducted on interest received by (1) a ‘‘10-percent shareholder’’ of KKR Management Holdings Corp. within the meaning of Section 871(h) of the U.S. Internal Revenue Code of 1986, as amended (the ‘‘Code’’), (2) a controlled foreign corporation that is related to us within the meaning of Section 864(d)(4) of the Code, or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such Taxes would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (ii);

(iii)      any Taxes which would not have been so imposed, withheld or deducted but for the presentation by the Holder or beneficial owner of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the Note is duly provided for and notice is given to Holders, whichever occurs later, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts on presenting such Note on any date during such 30-day period;

(iv)      any estate, inheritance, gift, sales, transfer, capital gains, personal property, excise, wealth, interest equalization or similar Taxes;

(v)       any Taxes which are payable otherwise than by withholding from any payment of principal of or interest on such note;

(vi)      any Taxes which are payable by a Holder that is not the beneficial owner of the Note, or a portion of the Note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(vii)     any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions that are substantively comparable) and any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

(viii)    any combination of taxes referred to in the preceding clauses (i), (ii), (iii), (iv), (v), (vi) and (vii).

For the purposes of this Note, the acquisition, ownership, enforcement or holding of or the receipt of any payment with respect to the Note will not constitute a connection (1) between the holder or beneficial owner and any Relevant Jurisdiction or (2) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such holder or beneficial owner if such holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and any Relevant Jurisdiction.

Any reference in this Note to principal or interest shall be deemed to refer also to Additional Amounts which may be payable under the provisions of the Indenture.

4.  Tax Redemption.  If the Company becomes or will become obligated to pay Additional Amounts as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of any Relevant Jurisdiction (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 15, 2018, with respect to this Note for reasons outside the Company’s control and after taking reasonable measures available to the Company to avoid such obligation, then the Company may, at its option, redeem, as a whole, but not in part, this Note at any time prior to maturity on not less than 30 nor more than 60 calendar days’ prior notice to the Holders, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for such redemption.

Prior to the mailing of any notice of redemption pursuant to this section, the Company shall deliver to the Trustee:

(1) a certificate signed by one of its duly authorized officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right so to redeem have occurred, and

(2) a written opinion of independent legal counsel of recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment.

Such notice, once delivered by the Company to the Trustee, shall be irrevocable.

4.  Global Security.  If this Note is a Global Security, then, in the event of a deposit or withdrawal of an interest in this Note, including an exchange, transfer, redemption, repurchase or conversion of this Note in part only, the Common Depositary, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.

5.  Defaults and Remedies.  If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.  Upon payment of the amount of principal so declared due and payable, all obligations of the Company in respect of the payment of the principal of and interest on the Notes shall terminate.

No Holder of Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver, assignee, trustee, liquidator or sequestrator (or similar official) or for any other remedy hereunder (except actions for payment of overdue principal of, and premium, if any, or interest on such Notes in accordance with its terms), unless (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default, specifying an Event of Default, as required under the Indenture; (ii) the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee under the Indenture; (iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (iv) the Trustee has failed to institute any such proceeding for 60 days after its receipt of such notice, request and offer of indemnity; and (v)no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner provided in the Indenture and for the equal and ratable benefit of all of such Holders.

The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, and premium, if any, or interest hereon, on or after the respective due dates expressed or provided for herein.

6.  Amendment, Supplement and Waiver.  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of at least a majority in aggregate principal amount of the Outstanding Notes.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Notes, on behalf of the Holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note or such other Note.  Certain modifications or amendments to the Indenture require the consent of the Holder of each Outstanding Note affected.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair (without the consent of the Holder hereof) the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, places and rate, and in the coin or currency, herein prescribed.

7.  Registration and Transfer.  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Security Register.  Upon surrender for registration of transfer of this Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of like tenor and principal amount.  As provided in the Indenture and subject to certain limitations therein set forth, at the option of the Holder, this Note may be exchanged for one or more new Notes of any authorized denominations and of like tenor and principal amount, upon surrender of this Note at such office or agency.  Upon such surrender by the Holder, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of like tenor and principal amount.  Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed (if so required by the Company or the Trustee), or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or such Holder’s attorney duly authorized in writing.  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Guarantors, the Trustee and any agent of the Company, a Guarantor or the Trustee may treat the Person in whose name such Note is registered as the owner thereof for all purposes (except as otherwise provided in the Indenture), whether or not such Note be overdue, and neither the Company, the Guarantors, the Trustee nor any agent of the Company, a Guarantor or the Trustee shall be affected by notice to the contrary.

8.  Guarantee.  As expressly set forth in the Base Indenture, payment of this Note is jointly and severally and fully and unconditionally guaranteed by the Guarantors that have become and continue to be Guarantors pursuant to the Indenture.  Guarantors may be released from their obligations under the Indenture and their Guarantees under the circumstances specified in the Base Indenture.

9.  Governing Law.  THE INDENTURE, THIS SECURITY AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM (= tenant in common)
TEN ENT (= tenants by the entireties (Cust))
JT TEN (= joint tenants with right of survivorship and not as tenants in common)
UNIF GIFT MIN ACT (= under Uniform Gifts to Minors Act )

Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________, as agent, to transfer this Note on the books of the Company.  The agent may substitute another to act for him.

In connection with the assignment of the Notes evidenced by this certificate occurring prior to the date that is one year or six months, as the case may be (as specified in Rule 144(d) under the Securities Act), after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any affiliate of the Company, the undersigned confirms that such Notes are being:

CHECK ONE BOX BELOW:

1	☐	acquired for the undersigned’s own account, without transfer; or

2	☐	transferred to the Company; or

3	☐	transferred pursuant to and in compliance with Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”); or

4	☐	transferred pursuant to an effective registration statement under the Securities Act; or

5	☐	transferred pursuance to and in compliance with Regulation S promulgated under the Securities Act; or

6	☐
transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3), or (7) under the Securities Act) that, prior to such transfer, furnished the Trustee with a signed letter containing certain representations and agreements relating to the transfer; or

7	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, such as the exemption provided by Rule 144A promulgated under the Securities Act.

Dated:	Signature:

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 of the Securities Exchange Act.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A promulgated under the Securities Act and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	Signature:

[SCHEDULE OF INCREASES AND DECREASES IN NOTE

KKR GROUP FINANCE CO. IV LLC

1.595% Senior Note due 2038

The initial principal amount of this Note is ¥_________. The following increases or decreases in this Note have been made:

Date	Amount of decrease in Principal Amount of this Note	Amount of increase in Principal Amount of this Note	Principal Amount of this Note following such decrease or increase	Signature of authorized officer of Trustee] [1]

1Insert for Global Securities only

Section 3.3. Transfer and Exchange of Global Securities.

(1)       The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with the Indenture (including applicable restrictions on transfer set forth in the Indenture and in the Global Security) and the procedures of the Depositary therefor.  A transferor of a beneficial interest in a Global Security to another Global Security shall deliver to the Security Registrar a duly completed Assignment Form in the form attached to the Global Security, any applicable certifications or opinions required by the Assignment Form and a written order given in accordance with the Applicable Procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in the Global Security.  The Security Registrar shall, in accordance with such instructions, instruct the Depositary to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

(2)       If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

(3)       If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale after the applicable Resale Restriction Termination Date (as defined in the applicable Note) pursuant to Rule 144 under the Securities Act (or a successor provision) without the need for current public information and that the applicable legend in either the first or second paragraph of Section 3.2 hereto (a “Restricted Legend”) is no longer necessary or appropriate in order to ensure that subsequent transfers of the Note (or a beneficial interest therein) are effected in compliance with the Securities Act, the Company may instruct the Trustee to cancel the Note and issue to the Holder thereof (or to its transferee) a new Note in any authorized denominations of like tenor and aggregate principal amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

ARTICLE IV
Remedies

Section 4.1.   Events of Default.

“Event of Default” means, wherever used herein with respect to the Notes, an Event of Default pursuant to Section 501 of the Base Indenture (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body).

Section 4.2.   Waiver of Past Defaults.

Section 512 of the Base Indenture shall not apply to the Notes, and, with respect to the Notes, any reference to Section 512 in the Base Indenture shall instead be deemed to refer to this Section 4.2.

The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Default hereunder with respect to the Notes and its consequences, except a default

(1) in the payment of the principal of, interest on, or Additional Amounts with respect to any Note; or

(2) in respect of a covenant or provision hereof or of the Base Indenture which under Article VII hereof or under Article IX of the Base Indenture cannot be modified or amended without the consent of the Holder of each Outstanding Note affected, provided that there had been paid or deposited with the Trustee a sum sufficient to pay all amounts due to the Trustee and to reimburse the Trustee for any and all fees, expenses and disbursements advanced by the Trustee, its agents and its counsel incurred in connection with such default or Event of Default.

Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this First Supplemental Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

ARTICLE V
Tax Redemption

Section 5.1.   Tax Redemption.

The Notes may be redeemed at the option of the Company, in whole but not in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, together with interest accrued and unpaid on the Notes to be redeemed to, but excluding, the date fixed for redemption, at any time, on giving not less than 30 nor more than 60 days’ notice if:

(1)       the Company has or will become obligated to pay Additional Amounts as a result of any change in or amendment to the laws, regulations or rulings of such Relevant Jurisdiction or any political subdivision or any taxing authority of or in any Relevant Jurisdiction affecting taxation, or any change in or amendment to an official application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 15, 2018 (or, if the Relevant Jurisdiction became a Relevant Jurisdiction on a date after March 15, 2018, such later date); or

(2)       any action shall have been taken by a taxing authority, or any action has been brought in a court of competent jurisdiction, in any Relevant Jurisdiction or any political subdivision or taxing authority of or in any Relevant Jurisdiction, including any of those actions specified in (a) above, whether or not such action was taken or brought with respect to the Company, or any change, clarification, amendment, application or interpretation of such laws, regulations or rulings shall be officially proposed, in any such case on or after March 15, 2018 (or, if the Relevant Jurisdiction became a Relevant Jurisdiction on a date after March 15, 2018, such later date), which results in a substantial likelihood that the Company will be required to pay Additional Amounts on the next interest payment date

However, no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be, in the case of a redemption for the reasons specified in (1) above, or there would be a substantial likelihood that the Company would be, in the case of a redemption for the reasons specified in (2) above, obligated to pay such Additional Amounts if a payment in respect of the Notes were then due and at the time such notification of redemption is given such circumstance remains in effect.

Prior to the mailing of any notice of redemption pursuant to this section, the Company shall deliver to the Trustee:

(1)       a certificate signed by one of its duly authorized officers stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the Company’s right so to redeem have occurred, and

(2)       a written opinion of independent legal counsel of recognized standing to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment.

Such notice, once delivered by the Company to the Trustee, shall be irrevocable.

ARTICLE VI
Particular Covenants

Section 6.1.   Liens.

The Credit Parties shall not create, assume, incur or guarantee any indebtedness for money borrowed that is secured by a pledge, mortgage, lien or other encumbrance (other than Permitted Liens) on any voting stock or profit participating equity interests of their respective Subsidiaries (to the extent of their ownership of such voting stock or profit participating equity interests) or any entity that succeeds (whether by merger, consolidation, sale of assets or otherwise) to all or any substantial part of the business of any of such Subsidiaries, without providing that the Notes (together with, if the Credit Parties shall so determine, any other indebtedness of, or guarantee by, the Credit Parties ranking equally with the Notes and existing as of the closing of the offering of the Notes or thereafter created) will be secured equally and ratably with or prior to all other indebtedness secured by such pledge, mortgage, lien or other encumbrance on the voting stock or profit participating equity interests of any such entities.  This Section 6.1 shall not limit the ability of the Credit Parties to incur indebtedness or other obligations secured by liens on assets other than the voting stock or profit participating equity interests of their respective Subsidiaries.

Section 6.2.   Financial Reports

Section 704 of the Base Indenture shall apply to the reports, information, and documents delivered under this Section 6.2.

(1)       For so long as the Partnership is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide (or cause its Affiliates to provide) to the Trustee, unless available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system), within 15 days after the Partnership files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Partnership may file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.  The Trustee may conclusively presume, and shall incur no liability in such presumption, that the Partnership has not filed any such reports, information, documents and other reports with the Commission that are not available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system) unless and until it shall have received written notice from the Company to the contrary.

(2)       For so long as any of the Notes remain Outstanding, the Company shall, or shall cause its Affiliates to, furnish to the Holders of the Notes and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act for the Company and, unless available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system), for the Partnership (as if such rule applied to it); provided, however, that if any time the Partnership no longer directly or indirectly controls the Credit Parties or guarantees the Notes, such information shall be provided for either (1) the Credit Parties on a combined and consolidated basis and taken as a whole or (2) any Person that directly or indirectly controls the Credit Parties and guarantees the Notes (in each case, as if such rule applied to such Persons).  The Company shall, or shall cause its Affiliates to, make the above information and reports available to securities analysts and prospective investors upon request.

(3)       Delivery of such reports, information and documents to the Trustee shall be for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of the covenants contained in this Indenture (as to which the Trustee will be entitled to conclusively rely upon an Officer’s Certificate). The Trustee shall have no obligation to determine if and when the Company’s information is available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system) and the Trustee shall have no obligation to obtain any reports that are posted on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system).

Section 6.3.   Additional Amounts

(1)       All payments made by, or on behalf of, the Company under or with respect to the Notes, including, but not limited to, payments of principal and interest, shall be made free and clear of, and without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by any Relevant Jurisdiction or political subdivision or taxing authority of or in such Relevant Jurisdiction (collectively, “Taxes”), unless such withholding or deduction is required by law or by regulation or governmental policy having the force of law. In the event such withholding or deduction of Taxes is required by law, the Company will pay to the Holder or beneficial owner of any Note such additional amounts (“Additional Amounts”) as may be necessary in order that every net payment by the Company or any paying agent of principal of or interest on the Notes, after deduction or withholding for or on account of such Taxes, will not be less than the amount provided for in such Note to be then due and payable before deduction or withholding for or on account of such Taxes; provided that the Company’s obligation to pay Additional Amounts shall not apply to:

(i)        any Taxes which would not have been so imposed, withheld or deducted but for:

(A)       the existence of any present or former connection between such Holder or beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner, if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity) and any Relevant Jurisdiction, including, without limitation, such Holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or other equity owner or person having such a power) being or having been a citizen or resident or treated as a resident of such Relevant Jurisdiction or being or having been engaged in a trade or business in such Relevant Jurisdiction or being or having been present in such Relevant Jurisdiction or having or having had a permanent establishment in such Relevant Jurisdiction;

(B)       the failure of such Holder or beneficial owner to comply with any applicable certification, information, documentation or other reporting requirement concerning the nationality, residence or identity of such Holder or beneficial owner, if compliance is required by statute or by regulation in any Relevant Jurisdiction as a precondition to relief or exemption from the Tax, and proper notice of such requirements has been sent to the Holder or beneficial owner with respect to a jurisdiction other than the United States; or

(C)       such Holder’s or beneficial owner’s present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation, passive foreign investment company or foreign tax exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

(ii)       any Taxes imposed, withheld or deducted on interest received by (1) a ‘‘10-percent shareholder’’ of KKR Management Holdings Corp. within the meaning of Section 871(h) of the U.S. Internal Revenue Code of 1986, as amended (the ‘‘Code’’), (2) a controlled foreign corporation that is related to us within the meaning of Section 864(d)(4) of the Code, or (3) a bank receiving interest described in Section 881(c)(3)(A) of the Code, to the extent such Taxes would not have been imposed but for the beneficial owner’s status as described in clauses (1) through (3) of this paragraph (ii);

(iii)      any Taxes which would not have been so imposed, withheld or deducted but for the presentation by the Holder or beneficial owner of such Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment of the Note is duly provided for and notice is given to Holders, whichever occurs later, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts on presenting such Note on any date during such 30-day period;

(iv)      any estate, inheritance, gift, sales, transfer, capital gains, personal property, excise, wealth, interest equalization or similar Taxes;

(v)       any Taxes which are payable otherwise than by withholding from any payment of principal of or interest on such Note;

(vi)      any Taxes which are payable by a Holder that is not the beneficial owner of the Note, or a portion of the Note, or that is a fiduciary, partnership, limited liability company or other similar entity, but only to the extent that a beneficial owner, a beneficiary or settlor with respect to such fiduciary or member of such partnership, limited liability company or similar entity would not have been entitled to the payment of an Additional Amount had such beneficial owner, settlor, beneficiary or member received directly its beneficial or distributive share of the payment;

(vii)     any Taxes imposed, withheld or deducted under Sections 1471 through 1474 of the Code (or any amended or successor provisions that are substantively comparable) and any current or future regulations or official interpretations thereof (“FATCA”), any agreement (including any intergovernmental agreement) entered into in connection therewith, or any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an intergovernmental agreement in respect of FATCA; or

(viii)    any combination of taxes referred to in the preceding clauses (i), (ii), (iii), (iv), (v), (vi) and (vii).

For purposes of this Section 6.3, the acquisition, ownership, enforcement or holding of or the receipt of any payment with respect to a Note will not constitute a connection (1) between the Holder or beneficial owner and any Relevant Jurisdiction or (2) between a fiduciary, settlor, beneficiary, member or shareholder or other equity owner of, or a person having a power over, such Holder or beneficial owner if such Holder or beneficial owner is an estate, a trust, a limited liability company, a partnership, a corporation or other entity and any Relevant Jurisdiction.

Any reference in this Indenture or in the Notes to principal or interest shall be deemed to refer also to Additional Amounts which may be payable under the provisions of this Section 6.3.

ARTICLE VII
Supplemental Indentures

Section 7.1.   Supplemental Indentures without Consent of Holders of Notes.

For the purposes of the Base Indenture and this First Supplemental Indenture, no amendment to cure any ambiguity, defect or inconsistency in this First Supplemental Indenture, the Base Indenture or the Notes made solely to conform this First Supplemental Indenture, the Base Indenture or the Notes to the Description of the Notes contained in the Company’s offering memorandum dated March 15, 2018, to the extent that such provision in the Description of the Notes was intended to be a verbatim recitation of a provision of this First Supplemental Indenture, the Base Indenture or the Notes, shall be deemed to adversely affect the interests of the Holders of any Notes.

Section 7.2.   Supplemental Indentures with Consent of Holders of Notes.

Section 902 of the Base Indenture shall not apply to the Notes, and, with respect to the Notes, any reference to Section 902 in the Base Indenture shall instead be deemed to refer to this Section 7.2.

With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes affected by such supplemental indenture (including consents obtained in connection with a tender offer or exchange for the Notes), by Act of said Holders delivered to the Company, the Guarantors and the Trustee, the Company, the Guarantors and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of such Notes under the Indenture; provided, however, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(1)       change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note;

(2)       reduce the principal amount of any Note which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 of the Base Indenture, or reduce the rate of or extend the time of payment of interest on any Note;

(3)       change the coin or currency in which the principal of, interest on or any Additional Amounts with respect to any Note is payable;

(4)       change the date on which any Note may or must be redeemed;

(5)       impair the right of any Holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

(6)       reduce the percentage in principal amount of the Outstanding Notes the consent of whose Holders is required for modification or amendment of this First Supplemental Indenture or the Base Indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Base Indenture or this First Supplemental Indenture or certain defaults thereunder and hereunder and their consequences) provided for in the Base Indenture and this First Supplemental Indenture;

(7)       modify any of the provisions of this Section 7.2 or Section 512 or Section 1005 of the Base Indenture, except to increase any such percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section 7.2 and Section 1005 of the Base Indenture, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(7) of the Base Indenture;

(8)       subordinate the Notes or any Guarantee of a Guarantor in respect thereof to any other obligation of the Company or such Guarantor;

(9)       modify the terms of any Guarantee in a manner adverse to the Holders of the Notes; or

(10)     modify clauses (1) through (9) above.

It shall not be necessary for any Act of Holders under this Section 7.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of Securities other than the Notes, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of the Notes.

In addition, the Holders of at least a majority in aggregate principal amount of the Outstanding Notes may, on behalf of the Holders of all Notes, and subject to and in accordance with the provisions of Section 1005 of the Base Indenture, waive compliance with the Credit Parties’ covenants described under Sections 6.1, 6.2 and 6.3 of this First Supplemental Indenture and Article VIII and Section 1402 of the Base Indenture (other than any covenant, a modification to which under clause (3) of this Section 7.2 would require the consent of the Holder of each Outstanding Note affected thereby).

ARTICLE VIII
Defeasance

Section 8.1.   Covenant Defeasance.

Section 1303 of the Base Indenture shall not apply to the Notes, and, with respect to the Notes, any reference to Section 1303 in the Base Indenture shall instead be deemed to refer to this Section 8.1.

Upon the Company’s exercise of its option, if any, to have Section 1303 of the Base Indenture applied to the Notes, or if Section 1303 of the Base Indenture shall otherwise apply to the Notes, (1) the Company and the Guarantors shall be released from their respective obligations and any covenants provided pursuant to Article VI of this First Supplemental Indenture and Section 301(18), Section 801, Section 901(1) or Section 901(12) and Article XIV of the Base Indenture for the benefit of the Holders of the Notes and (2) the occurrence of any event specified in Section 501(4) and Section 501(8) shall be deemed not to be or result in an Event of Default, in each case with respect to the Notes and the related Guarantees as provided in Section 1303 of the Base Indenture on and after the date the conditions set forth in Section 1304 of the Base Indenture are satisfied (hereinafter called “Covenant Defeasance”).  For this purpose, such Covenant Defeasance means that, with respect to the Notes and Guarantees thereof, each of the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section, whether directly or indirectly by reason of any reference elsewhere herein or in the Base Indenture to any such Section or by reason of any reference in any such Section to any other provision herein or in the Base Indenture or in any other document, but the remainder of the Base Indenture, this First Supplemental Indenture and such Notes and Guarantees thereof shall be unaffected thereby.

ARTICLE IX
Miscellaneous

Section 9.1.   Execution as Supplemental Indenture.

This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Base Indenture and, as provided in the Base Indenture, this First Supplemental Indenture forms a part thereof.

Section 9.2.   Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company and the Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the Securities or the Guarantees.  The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 9.3.   Separability Clause.

In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9.4.  Successors and Assigns.

All covenants and agreements in this First Supplemental Indenture by the Company and the Guarantors shall bind their respective successors and assigns, whether so expressed or not.  All agreements of the Trustee in this First Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

Section 9.5.   Execution and Counterparts.

This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 9.6.   Governing Law.

This First Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the law of the State of New York.

Section 9.7.   FATCA.

In order to comply with applicable tax laws, rules and regulations (inclusive of directives, guidelines and interpretations promulgated by competent authorities) in effect from time to time (“Applicable Law”), the Trustee shall be entitled to make any withholding or deduction from payments under the Indenture to the extent necessary to comply with Applicable Law (and shall timely pay the amounts so withheld or deducted to the applicable governmental authority) for which The Bank of New York Mellon shall not have any liability, except in cases of gross negligence or willful misconduct.  Each of the Company and the Trustee agrees to reasonably cooperate and, at the reasonable request of the other, to provide the other with such information as each may have in its possession that is necessary to enable the determination of whether any payments hereunder are subject to FATCA Withholding Tax.

[Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the day and year first above written.

KKR Group Finance Co. IV LLC

By:	KKR Management Holdings Corp.,
its managing member

By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	Secretary

KKR & Co. L.P.

By:	KKR Management LLC,
its general partner

By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	Secretary

KKR Management Holdings L.P.

By:	KKR Management Holdings Corp.,
its general partner

By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	Secretary

[Signature Page to First Supplemental Indenture]

KKR Fund Holdings L.P.

By:	KKR Fund Holdings GP Limited,
its general partner

By:	KKR Group Holdings L.P.,
its general partner

By:	KKR Group Limited, the general
partner of KKR Group Holdings L.P.

By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	Director

KKR International Holdings L.P.

By:	KKR Fund Holdings GP Limited,
its general partner

By:	KKR Group Holdings L.P.,
its general partner

By:	KKR Group Limited, the general
partner of KKR Group Holdings L.P.

By:	/s/ David J. Sorkin
	Name:	David J. Sorkin
	Title:	Director

[Signature Page to First Supplemental Indenture]

The Bank of New York Mellon Trust Company, N.A., as Trustee

By:	/s/ R. Tarnas
	Name:	R. Tarnas
	Title:	Vice President

[Signature Page to First Supplemental Indenture]